Investments in and Advances to Affiliates and Notes Receivable from Affiliates	12 Months Ended
Dec. 31, 2017
Investments in and Advances to Affiliates and Notes Receivable from Affiliates
Investments in and Advances to Affiliates and Notes Receivable from Affiliates

Note 4 - Investments in and Advances to Affiliates and Notes Receivable from Affiliates

Seaboard has several investments in and advances to non-controlled, non-consolidated affiliates that are all accounted for using the equity method of accounting. Financial information from certain foreign affiliates is reported on a one- to three-month lag, depending on the specific entity.

The Turkey segment represents Seaboard’s 50% noncontrolling voting interest in Butterball, LLC (“Butterball”). Butterball is a vertically integrated producer, processor and marketer of branded and non-branded turkey products. As of December 31, 2017, Butterball had intangible assets of $111 million for trade name and $74 million for goodwill.

In connection with its initial investment in Butterball in December 2010, Seaboard provided Butterball with a $100 million unsecured subordinated loan (the “subordinated loan”) with a seven-year maturity and interest of 15% per annum, comprised of 5% payable in cash semi-annually, plus 10% pay-in-kind interest, compounded semi-annually, which accumulated and was paid at maturity. Also in connection with providing the subordinated loan, Seaboard received detachable warrants, which upon exercise for a nominal price, would enable Seaboard to acquire an additional 5% equity interest in Butterball. In January 2016, the interest on the subordinated loan was modified to 10% per annum, payable in cash semi-annually and the warrants were also modified, whereby Seaboard can exercise these warrants at any time after December 31, 2018 or prior to December 31, 2025 after which time the warrants expire. Butterball has the right to repurchase the warrants for fair market value. The warrant agreement essentially provides Seaboard with a 52.5% economic interest, as these warrants are in substance an additional equity interest. Therefore, Seaboard records 52.5% of Butterball’s earnings as income from affiliates in the consolidated statements of comprehensive income. However, all significant corporate governance matters would continue to be shared equally between Seaboard and its partner in Butterball even if the warrants were exercised, unless Seaboard already owned a majority of the voting rights at the time of exercise. The warrants qualify for equity treatment under accounting standards. Accordingly, as of December 2010, the warrants were allocated a value of $11 million, classified as investments in and advances to affiliates on the consolidated balance sheets, and the subordinated loan was allocated a discounted value of $89 million, classified as notes receivable from affiliates on the consolidated balance sheets, of the total $100 million subordinated financing discussed above. The discount on the subordinated loan was being accreted monthly in interest income from affiliates through the maturity date of December 6, 2017. In December 2017, Butterball fully repaid the outstanding note receivable balance of $164 million and accrued pay-in-kind interest of $6 million to Seaboard. At December 31, 2016, the recorded balance of this note receivable was $161 million.

During 2011, Seaboard provided a term loan of $13 million to Butterball to pay off capital leases for certain fixed assets that originally were financed with third parties. The effective interest rate on this term loan is approximately 12% and originally matured on January 31, 2018. Due to a pending property sale, Seaboard granted a six-month extension on the maturity of this note to July 31, 2018. As of December 31, 2017 and 2016, the balance of the term loan included in notes receivable from affiliates was $4 million and $8 million, respectively.

In 2017, Butterball closed its further processing plant in Montgomery, Illinois, resulting in charges primarily related to impaired fixed assets and accrued severance. Seaboard’s proportionate share of these charges, recognized in income (loss) from affiliates, was $18 million in 2017, of which $6 million was during the fourth quarter related to further impaired fixed assets on the pending sale of the plant that occurred in January 2018.

Butterball had operating income in 2017,  2016 and 2015 of $15 million, $162 million and $231 million, respectively, and other condensed financial information for each of Seaboard’s years ended was as follows:

Turkey Segment	December 31,
(Millions of dollars)	2017	2016	2015
Net sales	$1,670	$1,813	$1,902
Net income (loss)	$(8)	$139	$195
Total assets	$999	$1,154	$1,087
Total liabilities	$400	$529	$541
Total equity	$599	$625	$546

The Pork segment has a 50% noncontrolling interest in Daily’s Premium Meats, LLC (“Daily’s”) and STF. Daily’s produces and markets raw and pre-cooked bacon and ham at its three further processing plants located in Utah, Montana and Missouri. Seaboard, STF and Triumph, the other partner, each supply raw product to Daily’s. STF operates a new pork processing plant in Iowa, which began operations in September 2017. Seaboard and Triumph formed STF in May 2015 with equal ownership of 50%. In connection with the development and operation of the plant, Seaboard contributed $73 million, $51 million and $26 million during 2017, 2016 and 2015, respectively. Also, Seaboard agreed to provide a portion of the hogs to be processed at the plant. The Pork segment currently has a business relationship with Triumph under which Seaboard markets substantially all of the pork products produced at Triumph’s plant in Missouri and STF’s plant in Iowa. In addition to supplying raw materials and providing marketing services to these affiliates, the Pork segment also transferred fixed assets and other costs totaling $14 million in 2017 related to an enterprise resource planning system that is used by Seaboard, Triumph, Daily’s and STF.

Combined condensed financial information of these entities for each of Seaboard’s years ended was as follows:

Pork Segment	December 31,
(Millions of dollars)	2017	2016	2015
Net sales	$441	$319	$295
Net income (loss)	$(21)	$22	$22
Total assets	$596	$364	$247
Total liabilities	$138	$14	$17
Total equity	$458	$350	$230

The CT&M segment has noncontrolling interests in foreign businesses conducting flour, maize and feed milling, baking operations, poultry production and processing, and agricultural commodity trading businesses. As of December 31, 2017, the location and percentage ownership of CT&M’s affiliates were as follows: Botswana (49%), Democratic Republic of Congo (“DRC”) (50%), Gambia (50%), Kenya (35%-49%), Lesotho (50%), Morocco (17.7%-19.4%), Nigeria (25%-48.33%), South Africa (30%-50%), Tanzania (49%) and Zambia (49%) in Africa, Colombia (40%-42%), Ecuador (25%-50%), Guyana (50%), and Peru (50%) in South America, Jamaica (50%) and Haiti (23.33%) in the Caribbean, Turkey (25%) in Europe, Australia (22.5%-25%), Canada (45%), and United States (35.42%). Seaboard generally is the primary provider of choice for grains, feed and supplies purchased by these non-controlled affiliates. As Seaboard conducts its agricultural commodity trading business with third parties, consolidated subsidiaries and affiliates on an interrelated basis, cost of sales on affiliates cannot be clearly distinguished without making numerous assumptions, primarily with respect to mark-to-market accounting for commodity derivatives.

During 2017, the CT&M segment invested an additional $7 million in a grain trading and poultry business in Morocco. This investment increased Seaboard’s ownership interest in that business to 19.4% and, as a result, Seaboard changed its accounting method from the cost method to equity method effective on the date of the additional investment. This investment is reported on a three-month lag basis, and therefore Seaboard’s first proportionate share of earnings from this investment was recognized in the third quarter of 2017.

The CT&M segment has a 50% noncontrolling interest in a bakery located in the DRC. Seaboard’s investment balance is zero.  As part of its original investment, Seaboard has an interest bearing long-term note receivable from this affiliate that had a principal and interest balance of approximately $15 million and $19 million, net of reserves, at December 31, 2017 and 2016, respectively, all classified as long-term in other non-current assets given uncertainty of the timing of payments in the future. The note receivable is 50% guaranteed by the other shareholder in the entity. Based on continued operating losses and revised cash flow forecasts, Seaboard reserved $16 million in bad debt expense within selling, general and administrative expenses in the consolidated statement of comprehensive income for the year ended December 31, 2016. There was no tax benefit from this transaction. Beginning with the third quarter of 2017, Seaboard recorded this entity’s current period losses of $4 million against the note receivable. In September 2017, Seaboard reached an agreement to amend the note to further extend the term and match payments to cash flow estimates. If the future long-term cash flows of this bakery do not improve, more of the recorded value of the note receivable from affiliate could be deemed uncollectible in the future, which could result in a further charge to earnings.

The CT&M segment had a 50% noncontrolling interest in Belarina, a flour production business in Brazil, which it accounted for using the equity method of accounting prior to October 28, 2016, the date Seaboard obtained 98% of the equity ownership and control of Belarina. Seaboard accounted for this transaction as a business combination achieved in stages as discussed further in Note 12 to the consolidated financial statements. As an equity method affiliate, Seaboard had contributed a total of $63 million in investments and advances and a $13 million long-term loan, including investment and advances and pay-in-kind interest accretion totaling $14 million and $29 million for the years ended December 31, 2016 and 2015, respectively. Seaboard recorded total losses from affiliate, which included reserves, of $10 million and $60 million related to this investment in 2016 and 2015, respectively, and currency translation adjustment gains (losses) included in other comprehensive income (loss) of $(4) million and $5 million, respectively. Due to the extent of these losses, Seaboard had previously fully reserved all advances and long-term receivable, and as such, Seaboard’s investment, advances and long-term note receivable were zero as of December 31, 2015. Seaboard also had a gross trade receivable due from Belarina related to sales of grain and supplies of $17 million as of December 31, 2015, net of a reserve of $9 million based on an analysis of collectability and working capital. The net trade receivable balance was effectively settled as the entity is now consolidated.

During the first quarter of 2016, the CT&M segment provided a $12 million loan to a Peruvian affiliate. The Peruvian affiliate repaid the loan in the third quarter of 2016. Interest was payable monthly and the principal due on August 31, 2017, with no prepayment penalty.

During the fourth quarter of 2015, Seaboard contributed $13 million in cash, a small amount of other assets, certain employees and rights to sell certain agricultural commodities that Seaboard had previously sold through its subsidiary, PS International, LLC, for a 40% noncontrolling interest in a commodity trading business in Atlanta, Georgia. Also in 2015, Seaboard invested $10 million in an oilseed crushing business in the Republic of Turkey for a 25% noncontrolling interest, $8 million in a flour milling business in Botswana for a 49% noncontrolling interest, and $10 million for a 45% noncontrolling interest in a commodity trading and flour milling business in Uruguay.

At December 31, 2017, Seaboard’s carrying value of certain of CT&M segment’s investments in affiliates was more than its share of the affiliates’ book value by $49 million. The excess is attributable primarily to the valuation of property, plant and equipment and intangible assets. The amortizable assets are being amortized to income (loss) from affiliates over the remaining life of the assets. Combined condensed financial information of these entities for each of Seaboard’s years ended was as follows:

Commodity Trading and Milling Segment	December 31,
(Millions of dollars)	2017	2016	2015
Net sales	$2,907	$2,871	$2,321
Net income (loss)	$23	$(6)	$(52)
Total assets	$1,793	$1,201	$1,265
Total liabilities	$1,150	$734	$809
Total equity	$643	$467	$456

The Marine segment has a 21% noncontrolling interest in a cargo terminal business in Jamaica and a 36% noncontrolling interest in a holding company that owns a Caribbean start-up terminal operation after investing $7 million of cash and converting an $8 million note receivable to equity during 2016. During 2017, the holding company’s terminal operations encountered the loss of a customer and defaulted on certain third-party debt obligations. In addition, third-party engineering studies identified significant unexpected construction modifications needed for the terminal operation. As a result, Seaboard evaluated its investment in affiliate and receivables for impairment and recorded a $5 million charge on its investment, a $1 million charge on its convertible note receivable and a $3 million allowance on its affiliate receivables. The holding company is investigating various strategic alternatives, such as additional capital calls, restructuring of the third-party debt and restructuring of the affiliate equity and receivables, which includes the deferral of all affiliated receivable payments until such future time as cash flow is sufficient to pay all third-party debt. If future long-term cash flows do not improve, there is a possibility that there could be additional charges. Both investments are reported on a three-month lag. At December 31, 2017, Seaboard’s carrying value of certain of Marine segment’s investments in affiliates was less than its share of the affiliates’ book value by $26 million. The difference is attributable primarily to the valuation of property, plant and equipment and impairments taken by Seaboard, but not the respective entity. Combined condensed financial information of these entities for each of Seaboard’s years ended was as follows:

Marine Segment	December 31,
(Millions of dollars)	2017	2016	2015
Net sales	$58	$47	$38
Net income	$5	$7	$11
Total assets	$229	$277	$148
Total liabilities	$114	$109	$30
Total equity	$115	$168	$118

The Sugar segment has two noncontrolling interests in sugar-related businesses in Argentina (46% and 50%, respectively). Combined condensed financial information of these entities for each of Seaboard’s years ended was as follows:

Sugar Segment	December 31,
(Millions of dollars)	2017	2016	2015
Net sales	$10	$10	$9
Net income	$2	$3	$2
Total assets	$10	$10	$9
Total liabilities	$2	$2	$2
Total equity	$8	$8	$7

The Power segment has a 29.9% noncontrolling interest in an electricity generating facility and two smaller energy-related businesses (45% and 50%, respectively), all in the Dominican Republic. During the second quarter of 2015, Seaboard invested an additional $10 million in a business operating a 300 megawatt electricity generating facility in the Dominican Republic that increased Seaboard's ownership interest to 29.9% from less than 20% and changed its method of accounting from a cost method investment to an equity method investment. This change in accounting required Seaboard at the time to present its prior period financial results to reflect the equity method of accounting from the date of the initial investment. Combined condensed financial information of these entities for each of Seaboard’s years ended was as follows:

Power Segment	December 31,
(Millions of dollars)	2017	2016	2015
Net sales	$105	$146	$141
Net income	$23	$14	$12
Total assets	$265	$261	$327
Total liabilities	$145	$175	$219
Total equity	$120	$86	$108